UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported) July 31, 2008
REPUBLIC SERVICES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE	1-14267	65-0716904

(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
110 S.E. 6th Street, 28th Floor
Ft. Lauderdale, Florida 33301

(Address Of Principal Executive Offices, Including Zip Code)
Registrant’s Telephone Number, Including Area Code (954) 769-2400

(Former Name Or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On July 31, 2008, Republic Services, Inc. (“Republic”), Allied Waste Industries, Inc. (“Allied”) and RS Merger Wedge, Inc. (“Merger Sub”) entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger, dated as of June 22, 2008, by and among Republic, Allied and Merger Sub (the “Merger Agreement”), pursuant to which Merger Sub will merge with and into Allied (the “Merger”).
     The Amendment provides for the elimination of the proposed Republic charter amendment as contemplated by the Merger Agreement, and clarifies certain matters with respect to the issuance of securities of Republic in connection with the Merger.
     The foregoing description of the Amendment, and the transactions contemplated thereby, does not purport to be complete and is qualified in its entirety by the full text of the Amendment, which is attached as Exhibit 2.1 hereto and is incorporated herein by reference, and the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Republic’s Current Report on Form 8-K, filed on June 23, 2008 and is incorporated herein by reference.
Information Regarding Forward-Looking Statements.
     Certain statements and information included herein constitute “forward-looking statements” within the meaning of the Federal Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by words such as “will,” “expects,” “intends,” and similar words. Any such forward-looking statements contained herein are based on current expectations, but are subject to a number of risks, uncertainties, and other factors that may cause actual results to differ materially from expectations expressed in such forward-looking statements, many of which are beyond the control of Republic or Allied. Such risks, uncertainties and other factors include: regulatory and litigation matters and risks, legislative developments, changes in tax and other laws, the effect of changes in general economic conditions, the risk that a condition to closing of the transaction may not be satisfied, the risk that a regulatory approval that may be required for the transaction is not obtained or is obtained subject to conditions that are not anticipated and other risks to consummation of the transaction, risks that the combined company may not achieve anticipated synergies, risks that the acquisition may not be accretive to earnings in the anticipated time frame, or at all, risks that the combined company may not generate expected cash flows, risks that the anticipated financing may not be secured, as well as risks relating to the business and operations of both Republic and Allied included in their respective filings with the Securities and Exchange Commission. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating our forward-looking statements and are cautioned not to place undue reliance on forward-looking statements. The forward-looking statements made herein are only made as of the date of this press release and the parties hereto undertake no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

Additional Information and Where to Find It.
     On August 1, 2008, Republic filed a Joint Preliminary Proxy Statement/Prospectus concerning the previously announced proposed transaction between Republic, Merger Sub and Allied, which will be subject to review by the Securities and Exchange Commission. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Republic and Allied. INVESTORS AND SECURITY HOLDERS OF REPUBLIC AND ALLIED ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Republic and Allied through the website maintained by the SEC at www.sec.gov. Free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC can also be obtained by directing a request to Republic Services, Inc., 110 SE 6th Street, 28th Floor, Fort Lauderdale, Florida, 33301 Attention: Investor Relations or by directing a request to Allied Waste Industries, Inc., 18500 North Allied Way, Phoenix, Arizona 85054, Attention: Investor Relations.
Participants in Solicitation.
     Republic, Allied and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Republic’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2007, which was filed with the SEC on February 21, 2008, and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 2, 2008, and information regarding Allied’s directors and executive officers is available in Allied’s Annual Report on Form 10-K, for the year ended December 31, 2007, which was filed with the SEC on February 21, 2008 and its proxy statement for its 2008 annual meeting of stockholders, which was filed with the SEC on April 10, 2008. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC when they become available.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Exhibit
Number	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of July 31, 2008, by and among Republic Services, Inc., RS Merger Wedge, Inc. and Allied Waste Industries, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC SERVICES, INC.
By:	/s/ Tod C. Holmes
Tod C. Holmes
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

By:	/s/ Charles F. Serianni
Charles F. Serianni
Vice President and Chief Accounting Officer (Principal Accounting Officer)

Dated: August 6, 2008

INDEX TO EXHIBITS

Exhibit	Exhibit
Number	Description

2.1	First Amendment to Agreement and Plan of Merger, dated as of July 31, 2008, by and among Republic Services, Inc., RS Merger Wedge, Inc. and Allied Waste Industries, Inc.

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